COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2011
COMMITMENTS AND CONTINGENCIES [Abstract]
COMMITMENTS AND CONTINGENCIES
NOTE 6:-	COMMITMENTS AND CONTINGENCIES

a.
On March 29, 2001, Spacenet completed a transaction for the sale and leaseback of its corporate headquarters building. The sale price of the property was approximately $ 31,500 net of certain fees and commissions. Concurrently with the sale, Spacenet entered into an operating leaseback contract for a period of fifteen years at an initial annual rent of approximately $ 3,500 plus escalation. The capital gain resulting from the sale and leaseback amounting to $ 5,600 was deferred and is being amortized over the fifteen year term of the lease. In accordance with the lease terms, Spacenet provided a security deposit consisting of a $ 5,000 fully cash collateralized letter of credit for the benefit of the lessor which is being released over the term of the lease agreement. As of December 31, 2011 $ 1,000 was released from this deposit. The lease is accounted for as an operating lease in accordance with ASC 840.

b.	Lease commitments:

Minimum lease commitments of certain subsidiaries under non-cancelable operating lease agreements with respect to premises occupied by them, at rates in effect subsequent to December 31, 2011, are as follows:

	Gross	Receivables	Net
Year ending December 31,	Commitments	from subleases	commitments

2012	$7,327	$1,530	$5,797
2013	6,831	1,159	5,672
2014	6,324	478	5,846
2015	6,174	492	5,682
2016	1,821	84	1,737

	$28,477	$3,743	$24,734

Gross rent expenses and income from subleases were $ 8,021 and $ 1,600, respectively, in 2011, $ 6,071 and $ 1,446, respectively, in 2010, $ 5,704 and $ 1,480, respectively, in 2009.

Out of the above net commitment, $ 1,207 is included as restructuring accrual in other accounts payable and other long-term liabilities as of December 31, 2011. Some of the Group's lease agreements do not include renewal options.

c.	Commitments with respect to space segment services:

Future minimum payments due for space segment services to be rendered subsequent to December 31, 2011, are as follows:

Year ending December 31,

2012	$28,445
2013	13,854
2014	9,336
2015	8,478
2016	7,478
2017 and thereafter	340

$67,931

Space segment services expenses totaled $ 24,120, $ 23,638 and $ 29,512 in 2011, 2010 and 2009, respectively.

d.
In 2011 and 2010, the Company's primary material purchase commitments derived from inventory suppliers. The Company's material inventory purchase commitments are based on purchase orders, or on outstanding agreements with some of the Company's suppliers of inventory. As of December 31, 2011 and 2010, the Company's major outstanding inventory purchase commitments amounted to $22,567 and $ 18,881, respectively, all of which were orders placed or commitments made in the ordinary course of its business. As of December 31, 2011 and 2010, $ 7,324 and $ 9,709, respectively, of these orders and commitments, were from suppliers which can be considered sole or limited in number.

e.	Legal and tax contingencies:

1.
In September 2003, Nova Mobilcom S.A. ("Mobilcom"), filed a lawsuit against Gilat do Brasil for specific performance of a Memorandum of Understandings which provided for the sale of Gilat do Brasil, and specifically the GESAC project, a government education project awarded to Gilat do Brazil, to Mobilcom for an unspecified amount. The court ruled in favor of Gilat. Nova Mobilcom filed an appeal to the State Court of Appeals to which the Group replied. The case is currently awaiting the ruling of the Court. The Group does not believe that this claim has any merit.

2.
In 2003, the Brazilian tax authority filed a claim against a subsidiary of Spacenet in Brazil, for alleged taxes due of approximately $ 4,000. In January 2004 and December 2005, the subsidiary filed its administrative defense which was denied by the first and second level courts, respectively. In September 2006, the subsidiary filed an annulment action seeking judicial cancellation of the claim. In May 2009, the subsidiary received notice of the court's first level decision which cancelled a significant part of the claim but upheld two items of the assessment. Under this new decision, the subsidiary's liability was reduced to approximately $ 1,530. This decision has been appealed by both the subsidiary and the State tax authorities and is pending judgment by the São Paulo Court of Appeals. As of December 31, 2011, the subsidiary faces a tax exposure of approximately $ 13,935 (the amount has increased due to interest and exchange rate differences).

3.
In November 2009, a lawsuit was filed in the Central District Court in Israel by eight individuals and Israeli companies against the Company, all of its directors and its 20% shareholder, York Capital Management, and its affiliates. The plaintiffs claim damages based on the amounts they would have been paid had a merger agreement signed on March 31, 2008 with a consortium of buyers closed. On October 24, 2010 the Group filed its defense. The parties have completed testimony and will submit written summaries, after which the Court will hear oral argument on July 17, 2012. The lawsuit, seeking damages of approximately $ 12,400, is similar to the lawsuit and motion for its approval as a class action proceeding previously filed by the same group of Israeli shareholders in October 2008. The October 2008 lawsuit and motion were withdrawn by the plaintiffs in July 2009 at the recommendation of the Court, which questioned the basis for the lawsuit.

The Company and its independent legal counsel believe the claims are completely without merit, and that the lawsuit is without basis. The Company intends to use all legal means necessary to protect and defend the Company and its directors.

4.
In December 2010, a lawsuit was filed against the Group in the Superior Court in Orange County, California by STM Group Inc. and Emil Youssefzadeh claiming damages for tortuous interference with contract and defamation for alleged actions in Peru.  The complaint seeks damages of approximately $6,000 in connection with the contract claim by STM Group, an unstated amount by Mr. Youssefzadeh, and exemplary damages and costs. The action was removed to the US District Court for the Central District of California and in March 2011, the Group moved to dismiss the complaint on several grounds. The court granted the Group's motion and in August 2011, the STM Group filed an order of dismissal. The STM Group may seek to bring an action in Peru against the Group.

5.
The Group has certain tax exposures in some of the jurisdictions in which it conducts business. Specifically, in certain jurisdictions in the United States and in Latin America the Group is in the midst of different stages of audits and has received certain tax assessments. The tax authorities in these and in other jurisdictions in which the Group operates as well as the Israeli Tax Authorities may raise additional claims, which might result in increased exposures and ultimately, payment of additional taxes.

6.
The Group has accrued $ 10,728 and $ 14,507 as of December 31, 2011 and 2010, respectively, for the expected implications of such legal and tax contingencies. These accruals are comprised of $ 9,649 and $ 12,309 of tax related accruals as of December 31, 2011 and 2010, respectively, and $ 1,079 and $ 2,198 of legal and other accruals as of December 31, 2011 and 2010, respectively. The accruals related to tax contingencies have been assessed by the Group's management based on the advice of outside legal and tax advisers. The total estimated exposure for the aforementioned tax related accruals is $ 29,726 and $ 22,871 as of December 31, 2011 and 2010, respectively. The estimated exposure for legal and other related accruals is $ 4,450 and $ 6,907 as of December 31, 2011 and 2010, respectively.

The tax accruals include various tax matters such as taxes on income, property taxes, sales and use tax and value added tax, that are in different stages of audits, for which tax assessments have been received, or various tax exposures in which the Group has assessed the exposure and determined that an accrual is necessary. The accruals related to legal contingencies have been assessed by the Group's management based on the advice of independent legal advisers and are comprised of matters for which legal proceedings have been initiated against the Group.

The exposures and provisions related to income taxes have been assessed and provided for in accordance with ASC 740-10. Liabilities related to legal proceedings, demands and claims and other taxes are recorded in accordance with ASC 450, "Contingencies" ("ASC 450") (formerly: SFAS No. 5, "Accounting for Contingencies"), when it is probable that a liability has been incurred and the associated amount can be reasonably estimated. The Group's management, based on its legal counsels' opinions', believes that it had provided an adequate accrual to cover the costs to resolve the aforementioned legal proceedings, demands and claims.

f.	Pledges and securities - see Notes 9 and 12f.

g.	Guarantees:

The Group guarantees its performance to certain customers (generally to government entities) through bank guarantees and corporate guarantees. Guarantees are often required for the Group's performance during the installation and operational periods of long-term rural telephony projects such as in Latin America, and for the performance of other projects (government and corporate) throughout the rest of the world. The guarantees typically expire when certain operational milestones are met.

As of December 31, 2011, the aggregate amount of bank guarantees outstanding in order to secure the Group's various performance obligations was $ 9,306, including an aggregate of $ 5,052 on behalf of the subsidiary in Peru. The Group has restricted cash as collateral for these guarantees in an amount of $ 1,125.

In order to guarantee the Group's performance obligations for its Colombian activities, the Group secured insurance from a local insurance company in Colombia. The Group has provided the insurance company with various corporate guarantees, guaranteeing the Group's performance and its employee salary and benefit costs in excess of approximately $ 37,700 and $ 8,600, respectively.

In addition, the Group has provided bank guarantees for certain leases throughout the world for an aggregate amount of $ 4,183. The Group has restricted cash as collateral for these guarantees in an amount of $ 4,183. The Group also provided other guarantees of $ 3,453 as of December 31, 2011, with $ 3,350 restricted cash as collateral for these guarantees.

In accordance with ASC 460, "Guarantees" ("ASC 460"), as the guarantees above are performance guarantees for the Group's own performance, such guarantees are excluded from the scope of ASC 460. The Group has not recorded any liability for such amounts, since the Group expects that its performance will be acceptable. To date, no guarantees have ever been exercised against the Group.